SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 13, 2009
(Date of Report; Date of Earliest Event Reported)

BORDERS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Michigan	1-13740	38-3294588
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

100 Phoenix Drive, Ann Arbor, MI 48108
(Address of Principal Executive Offices)

734-477-1100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01             Entry into a Material Definitive Agreement.

On February 13, 2009, Borders Group, Inc. (the “Company”) and Pershing Square Capital Management, L.P. (together with its affiliates, “Pershing Square”) amended the terms of the purchase offer letter, dated as of April 9, 2008 from Pershing Square (on behalf of certain funds managed by Pershing Square) to Borders (as amended, the “Purchase Offer Letter”), to extend, until April 15, 2009, the expiration of Pershing Square’s previously announced offer (on behalf of certain funds managed by Pershing Square) to purchase Borders’ U.K.-based business interests (the “UK Purchase Offer Option”), consisting of all of the shares of the Paperchase gifts and stationery business for $65,000,000, subject to certain conditions. The UK Purchase Offer Option was originally due to expire January 15, 2009 and was previously extended until February 16, 2009. Borders and Pershing Square also agreed that the notice period for Borders to accept the UK Purchase Offer (which had been shortened by Agreement on January 27 and February 11, 2009) would go back to the originally agreed 10 business days.

At the same time, Pershing Square has extended the deadline for repayment of the $42,500,000 senior secured term loan facility from Pershing Square to Borders (the “Term Loan Facility”) to April 15, 2009. Other terms of the UK Purchase Offer Option and Term Loan Facility remain unchanged. Borders is paying Pershing Square $750,000 for reimbursement of expenses and the extension of the UK Purchase Offer Option.

The foregoing description of the UK Purchase Offer Option and Term Loan Facility and the respective amendments thereto does not purport to be complete and is qualified in its entirety by reference to the Purchase Offer Letter, the Term Loan Facility and the respective amendments thereto, which are attached hereto as exhibits.

On February 13, 2009, the Company issued a press release, attached hereto as Exhibit 99.1, announcing the extension of the UK Purchase Offer Option and the Term Loan Facility.

ITEM 9.01             Financial Statements and Exhibits.

Exhibits:

10.1	Purchase Offer Letter, dated as of April 9, 2008, between Pershing Square Capital
(1)	Management, L.P. and Borders Group, Inc.

10.2	Extension of Purchase Offer Letter, dated as of December 22, 2008, between Pershing Square
(2)	Capital Management, L.P. and Borders Group, Inc.

10.3(3)	Amendment to Purchase Offer Letter, dated as of January 16, 2009, between Pershing Square
Capital Management, L.P. and Borders Group, Inc.

10.4	Extension and Amendment of Purchase Offer Letter, dated as of February 13, 2009, between
Pershing Square Capital Management, L.P. and Borders Group, Inc.

10.5(1)	Senior Secured Credit Agreement, dated as of April 9, 2008, among Borders Group, Inc., as borrower, the guarantors listed therein, the Lenders listed therein and Pershing Square Capital
Management, L.P. as administrative agent and collateral agent.

10.6(2)	First Amendment to the Senior Secured Credit Agreement, dated as of December 22, 2008, among Borders Group, Inc. as borrower and the guarantors listed therein, the Lenders listed therein and Pershing Square Capital Management, L.P. as administrative agent and collateral agent.

10.7	Second Amendment to the Senior Secured Credit Agreement, dated as of February 13, 2009, among Borders Group, Inc. as borrower and the guarantors listed therein, the Lenders listed therein and Pershing Square Capital Management, L.P. as administrative agent and collateral agent.

99.1	Press release issued by Borders Group, Inc. on February 13, 2009.
_________________________

(1) Incorporated by reference from the Company’s Current Report on Form 8-K dated April 9, 2008 (File
No. 1-13740).
(2) Incorporated by reference from the Company’s Current Report on Form 8-K dated December 22, 2008
(File No. 1-13740).
(3) Incorporated by reference from the Company’s Current Report on Form 8-K dated January 20, 2009
(File No. 1-13740).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Borders Group, Inc.
(Registrant)

Dated:	February 17, 2009	By: /s/ MARK BIERLEY
Mark Bierley
Executive Vice President
and Chief Financial Officer